                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FROST HANNA CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        FROST HANNA CAPITAL GROUP, INC.
                                 327 PLAZA REAL
                                   SUITE 319
                           BOCA RATON, FLORIDA 33432

February 5, 1999

Dear Fellow Shareholder:

     On behalf of the Board of Directors of Frost Hanna Capital Group, Inc. (the "Company"), I cordially invite you to attend the 1998 Annual Meeting of Shareholders of the Company which will be held on Friday, February 19, 1999, at 10:00 a.m., local time, at the Westin Hotel, Cypress Creek, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

     At the Annual Meeting, you will be asked to consider and vote on the following:

        1.  the election of a Board of Directors consisting of six directors and

        2. such other business as may properly come before the Annual Meeting or any adjournment thereof.

     We hope that you will find it convenient to attend in person. Whether you expect to attend, to assure representation at the Annual Meeting and the presence of a quorum, please promptly mark, date, sign and mail this enclosed proxy in the return envelope provided.

     A copy of the Company's 1997 Annual Report on Form 10-KSB is also enclosed.

                                          Sincerely,

                                          /s/ Richard B. Frost
                                          Richard B. Frost
                                          Chairman of the Board of Directors

                        FROST HANNA CAPITAL GROUP, INC.
                                 327 PLAZA REAL
                                   SUITE 319
                           BOCA RATON, FLORIDA 33432

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on February 19, 1999

To the Shareholders of Frost Hanna Capital Group, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Frost Hanna Capital Group, Inc., a Florida corporation (the "Company"), will be held on Friday, February 19, 1999 commencing at 10:00 a.m., local time, at the Westin Hotel, Cypress Creek, 400 Corporate Drive, Fort Lauderdale, Florida 33334 for the following purposes:

     1.  to elect a Board of Directors consisting of six directors and

     2. such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 4, 1999, as the record date for the determination of Shareholders entitled to notice of and to vote on any matters which may properly come before the Annual Meeting.

     All Shareholders are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

                                          By Order of the Board of Directors

                                          /s/ Donald H. Baxter
                                          Donald H. Baxter
                                          Secretary

Dated: February 5, 1999
Boca Raton, Florida

                        FROST HANNA CAPITAL GROUP, INC.
                                 327 PLAZA REAL
                                   SUITE 319
                           BOCA RATON, FLORIDA 33432

                             ---------------------
                                 PROXY STATEMENT
                             ---------------------

                                    GENERAL

     This Proxy Statement is furnished by the Board of Directors of Frost Hanna Capital Group, Inc., a Florida corporation (the "Company"), in connection with its solicitation of proxies for use at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held on February 19, 1999, commencing at 10:00 a.m., local time, at the Westin Hotel, Cypress Creek, 400 Corporate Drive, Fort Lauderdale, Florida 33334 , and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. All shareholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders of the Company on or about February 6, 1999.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given, and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. In voting by proxy in regard to the election of six directors to serve until the 1999 Annual Meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or specific nominees. If no direction is given on a proxy, it will be voted for the election of all nominees for director.

     A shareholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary of the Company, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

                       RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on February 4, 1999 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the common stock, par value $.0001 per share, of the Company ("Common Stock") as of February 4, 1999 will be entitled to one vote for each share held. On February 4, 1999, 2,657,202 shares of Common Stock were outstanding and entitled to vote.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of Common Stock as of February 4, 1999, by (i) each person known to the Company to be the beneficial owner of more than five percent of the issued and outstanding of Common Stock, (ii) each of the members of the Company's Board of Directors (all of whom, except for Mr. Charles Fernandez) are also nominees for re-election as directors), (iii) each of the Company's executive officers named in the Summary Compensation Table under "Executive Compensation" below, and (iv) all directors and executive officers of the Company as a group.

                                                              AMOUNT OF BENEFICIAL     PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  OWNERSHIP         OF CLASS(2)
          ---------------------------------------             --------------------   -----------
Richard B. Frost............................................         362,000           13.6%
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Mark J. Hanna...............................................         362,000           13.6%
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Marshal E. Rosenberg, Ph.D.(3)..............................         300,000           11.3%
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Donald H. Baxter............................................         100,000            3.8%
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Charles M. Fernandez(4).....................................         150,000            5.6%
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Robert J. Escobio, Jr.(5)...................................          12,000               *
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Alan Freeman(6).............................................          21,000               *
327 Plaza Real, Suite 319
Boca Raton, Florida 33432
Phillip Frost, M.D.(7)......................................         158,666            6.0%
4400 Biscayne Boulevard
Miami, Florida 33137
All Officers and Directors as a Group (7 persons)...........       1,307,000           49.2%

 *  Represents less than 1%

---------------

(1) Unless otherwise noted, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise indicated, no persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons.
(2) Assumes no exercise of the outstanding warrants to purchase 110,020 shares of Common Stock.
(3) Does not include 20,000 shares of Common Stock owned by Donald Rosenberg, Dr. Rosenberg's brother, of which Dr. Rosenberg disclaims any beneficial ownership.
(4) Mr. Fernandez will not stand for re-election to the Board of Directors at the Annual Meeting.
(5) Ten thousand of the shares of Common Stock attributed to Mr. Escobio consist of warrants granted to Cardinal Capital Management, Inc. (f/k/a Community Investment Services, Inc.) ("Cardinal") pursuant to the Underwriters Agreement between the Company and Cardinal entered into in connection with the initial public offering of the Company's Common Stock. Mr. Escobio disclaims beneficial ownership of these shares.
(6) Jomaric, Inc. and NAFA Equities, Inc., companies affiliated with Mr. Freeman, are the record owners of 8,000 and 10,000 shares of Common Stock, respectively, the beneficial ownership of which has been attributed to Mr. Freeman. In addition, Mr. Freeman's wife owns 1,000 shares of Common Stock the beneficial ownership of which has also been attributed to him. Mr. Freeman disclaims beneficial ownership of all such shares.
(7) These shares of Common Stock are owned of record by one or more of Dr. Frost, Frost-Nevada Corporation or Frost-Nevada, Limited Partnership. The shares of Common Stock and record ownership of the shares may be transferred from time to time among any or all of the three. Dr. Frost is the sole limited partner of Frost-Nevada, Limited Partnership and the sole shareholder, an officer and a director of Frost-Nevada Corporation, the general partner of Frost-Nevada, Limited Partnership. Accordingly solely for purposes of reporting beneficial ownership, Dr. Frost, as the sole shareholder, a director and an officer of Frost-Nevada Corporation, and the sole limited partner of Frost-Nevada, Limited Partnership, has been deemed by the Company to be the beneficial owner of all such shares of Common Stock. All of the foregoing information has been obtained solely from the
    Schedule 13D filed by Dr. Frost, Frost-Nevada Corporation and Frost-Nevada, Limited Partnership on December 9, 1997.

     The shares of the Company's Common Stock owned by all of the executive officers and directors of the Company have been placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until the occurrence of a merger, exchange of capital stock, acquisition or other similar business combination with an operating business (a "Business Combination"). During such escrow period, such executive officers and directors will not be able to sell or otherwise transfer their respective shares of Common Stock, but will retain all other rights as shareholders of the Company, including without limitation, the right to vote such shares of Common Stock.

     Messrs. Frost, Hanna, Rosenberg, Baxter and Fernandez may be deemed to be "promoters" and "parents" of the Company, as such terms are defined under the Federal securities laws.

                             ELECTION OF DIRECTORS
                 (PROPOSAL NUMBER 1 ON THE ENCLOSED PROXY CARD)

     The Board of Directors has set the number of directors constituting the Board of Directors at six. The persons named below were designated by the Board of Directors as nominees for election as directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All of the nominees are incumbent directors. Although Management does not anticipate that any nominee will be unable or unwilling to serve as director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors which constitute the Board of Directors.

INFORMATION ABOUT THE DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

     The table below sets forth the names and ages of the nominees and executive officers of the Company as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table. With the exception of Mr. Fernandez, who has decided not to stand for re-election at the Annual Meeting, all of the following individuals are nominees.

                   NAME                     AGE                POSITION WITH THE COMPANY
                   ----                     ---                -------------------------
Richard B. Frost                            50     Chief Executive Officer, Chairman of the Board of
                                                   Directors
Mark J. Hanna                               51     President, Director
Marshal E. Rosenberg, Ph.D.                 62     Vice President, Treasurer, Director
Donald H. Baxter                            55     Vice President, Secretary, Director
Charles M. Fernandez                        37     Director
Robert J. Escobio, Jr.                      44     Director
Alan Freeman                                57     Director

     RICHARD B. FROST has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception. Mr. Frost was the Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Mergers Group, Inc. ("Frost Hanna Mergers") from October 1993 until Frost Hanna Mergers consummated a business combination with Pan American World Airways, Inc. (the business combination is hereafter referred to as the "Pan Am Business Combination" and the resulting company as "Pan Am") in September 1996. Mr. Frost remained a member of the Pan Am Board of Directors until April 21, 1997. On February 26, 1998, Pan Am filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Frost was the Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Acquisition, Inc. ("Frost Hanna Acquisition") from April 1993 until Frost Hanna Acquisition consummated a business combination with Kids Mart, Inc. in January 1996 (the business combination is hereafter referred to as the "Kids Mart Business Combination" and the resulting company as "Kids Mart"), at which time Mr. Frost resigned from such positions. On January 10, 1997, Kids Mart filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. From June 1992 to May 1994, Mr. Frost held similar positions at Frost Hanna Halpryn Capital Group, Inc. ("Frost Hanna Halpryn") until such company's business combination with Sterling Healthcare Group, Inc. and certain of its affiliates (the "Sterling Business Combination"). From February 1992 through May 1992, Mr. Frost was Regional Director of GKN Securities Corp., a broker-dealer ("GKN"), where his responsibilities included the recruitment and training of GKN brokerage personnel located or to be located in Florida. From May 1982 through February 1992, Mr. Frost was a Vice President and Branch Manager of Dean Witter Reynolds, a broker-dealer, where his responsibilities included the management and day-to-day operations of the West Boca Raton and Lighthouse Point, Florida, branch offices of such brokerage firm. Mr. Frost is currently a member of the Board of Directors of Continucare Corporation (AMEX:CNU) ("Continucare"), engaged in the development and management of mental and physical rehabilitation health care programs.

     MARK J. HANNA has been the President and a member of the Board of Directors of the Company since its inception. Mr. Hanna was the President and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996. Mr. Hanna remained a member of the Pan Am Board of Directors until April 21, 1997. On February 26, 1998, Pan Am filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Hanna was the President and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until January 1996, whereupon Mr. Hanna resigned from such positions following the Kids Mart Business Combination. On January 10, 1997, Kids Mart filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court. Mr. Hanna held similar positions at Frost Hanna Halpryn from June 1992 until the Sterling Business Combination in May 1994. From February 1992 through May 1992, Mr. Hanna was a registered representative with GKN. From January 1992 through February 1992, Mr. Hanna was a registered representative with Barron Chase Securities, Inc. From September 1990 through January 1992, Mr. Hanna was a registered representative with Prudential Bache

Securities, Inc. From August 1982 through June 1985, Mr. Hanna was First Vice President, Investments, at the Fort Lauderdale office of Drexel Burnham Lambert Incorporated. From July 1985 through September 1990, Mr. Hanna was Chief Executive Officer and principal shareholder of GGH Consulting, Inc., a firm engaged in providing financial consulting services. From September 1985 through December 1988, Mr. Hanna was a director of Biocontrol Technology, Inc. (f/k/a Coratomic, Inc.), a public company engaged at that time in the manufacture and sale of cardiac pacemakers and heart valves ("Biocontrol"). From September 1986 through March 1987, Mr. Hanna was the Chief Operating Officer of Biocontrol. Mr. Hanna is currently a member of the Board of Directors of Continucare.

     DONALD H. BAXTER has been Vice President, Secretary and a member of the Board of Directors of the Company since its inception. Mr. Baxter was the Vice President, Secretary and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996. Mr. Baxter was the Vice President, Secretary and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until the Kids Mart Business Combination in January 1996. During the past five years, Mr. Baxter has been the President of Baxter Financial Corporation, an investment advisory firm, and President and Chairman of the Board of Directors of the Philadelphia Fund and Eagle Growth, mutual funds which are registered under the Investment Company Act of 1940. Mr. Baxter serves on the Board of Directors of Great Eastern Bank and Sunol Molecular Corporation, both of which are located in Miami, Florida.

     MARSHAL E. ROSENBERG, PH.D. has been a member of the Board of Directors of the Company since its inception. Dr. Rosenberg was the Vice President, Treasurer and a member of the Board of Directors of Frost Hanna Mergers from October 1993 until the Pan Am Business Combination in September 1996. Dr. Rosenberg was the Vice President, Treasurer and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until the Kids Mart Business Combination in January 1996. Dr. Rosenberg was a director of Frost Hanna Halpryn from June 1992 until shortly following the Sterling Business Combination when he resigned in December 1994. During the past five years, Dr. Rosenberg has been the President, Chairman of the Board of Directors and sole shareholder of The Marshal E. Rosenberg Organization, Inc., Miami, Florida, a firm engaged in the sale of life, health and disability insurance. Dr. Rosenberg is an investor in numerous private enterprises, engaged in, among other things, real estate development and retail sales. He served as a member of the Board of Directors and member of the Executive Committee of the former Intercontinental Bank, Miami, Florida. In addition, Dr. Rosenberg is a member of the faculty at the University of Miami School of Business.

     CHARLES M. FERNANDEZ has been a member of the Board of Directors since June, 1997, but has decided not to stand for re-election to the Board of Directors at the Annual Meeting. Mr. Fernandez serves as Chairman of the Board of Directors, President and Chief Executive Officer of Continucare, a leading developer and manager of outpatient behavioral and physical rehabilitation programs and facilities. Mr. Fernandez co-founded Continucare in February 1996, recognizing the future growth potential in the outpatient healthcare services industry. Under his leadership, Continucare now manages thirty-three healthcare services centers and provides a continuum of healthcare services in five states:
Florida, Tennessee, Texas, Illinois and Missouri. Prior to co-founding Continucare, Mr. Fernandez served as Executive Vice President and Director of Heftel Broadcasting Corporation (Nasdaq: HBCCA), a Spanish language radio broadcasting company in the United States which owns seventeen radio stations in markets including Los Angeles, New York, Miami, Chicago and Dallas/Fort Worth. He has also served as an officer of Bally Entertainment Corporation. He received a Bachelor of Business Administration from Florida International University.

     ROBERT J. ESCOBIO, JR. has been a member of the Board of Directors since June, 1998. Mr. Escobio was appointed to the Board of Directors pursuant to the Underwriter's Agreement with Cardinal Capital Management, Inc. (f/k/a Community Investment Services, Inc.) ("Cardinal") in connection with the Company's initial public offering. Mr. Escobio has been a financial analyst with Cardinal since September 1996 and presently serves as its Senior Vice President and Managing Director. Mr. Escobio is currently as a member of the Board of Directors of Cardinal. From September 1991 until he joined Cardinal, Mr. Escobio was a financial analyst and a First Vice President-International with Smith Barney.

     ALAN FREEMAN has been a member of the Board of Directors since July, 1998. Mr. Freeman has been a partner in the accounting firm of Freeman, Buzyner & Gero since 1989 and is currently its Managing Partner. Mr. Freeman was formerly a partner with Deloitte & Touche L.L.P. Mr. Freeman also serves as a member of the Board of Directors and the Chairman of the Audit Committee for Allstate Financial Corporation (Nasdaq: ASFN).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1998, the Board of Directors held one meeting which was attended by all directors.

     The Board of Directors does not presently have an Executive Committee, an Audit Committee, a Compensation Committee or a Nominating Committee. However, all members of the Board of Directors participate in the management of the business and affairs of the Company. In addition, all members of the Board of Directors participate in the selection of independent certified public accountants, the evaluation of the fee arrangement and scope of the audit, the review of the financial statements and report of the independent certified public accountant and the review of the Company's internal accounting procedures and controls.

DIRECTOR COMPENSATION

     Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.

EXECUTIVE COMPENSATION

     Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors. Messrs. Frost and Hanna, the Chief Executive Officer and President of the Company, respectively, devote approximately 50% of their working time to the affairs of the Company, while Messrs. Baxter and Rosenberg, the Vice President, Secretary and Vice President, Treasurer, respectively, devote approximately 10% of their working time to the affairs of the Company.

     The following summary compensation table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Richard B. Frost, the Chief Executive Officer and Chairman of the Board of Directors, and Mark J. Hanna, President of the Company. No other person employed by the Company earned in excess of $100,000 during the fiscal year ended December 31, 1998.

                                                                                            LONG-TERM COMPENSATION
                                                                             ----------------------------------------------------
                                                                                    AWARDS                     PAYOUTS
                                                                 OTHER       ---------------------   ----------------------------
                                  ANNUAL COMPENSATION            ANNUAL      RESTRICTED                 LTIP         ALL OTHER
                             ------------------------------   COMPENSATION     STOCK      OPTIONS/    PAYOUTS      COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR(1)    SALARY($)  BONUS($)    ($)(1)(2)      AWARD(S)    SAR's(#)      ($)             ($)
---------------------------  --------   ---------  --------   ------------   ----------   --------   ----------   ---------------
Richard B. Frost               1998       120,000     0          12,000          0           0           0               0
  Chairman of the Board and    1997        70,000     0           7,000          0           0           0               0
  Chief Executive Officer      1996        80,000     0           8,000          0           0           0               0
Mark J. Hanna                  1998       120,000     0          12,000          0           0           0               0
  President                    1997        70,000     0           7,000          0           0           0               0
                               1996        80,000     0           8,000          0           0           0               0

---------------

(1) The Company was incorporated in February, 1996. Pursuant to their employment agreements, Messrs. Frost and Hanna were paid monthly salaries and their monthly non-accountable expense allowances from the Company's inception through October, 1996. Messrs. Frost and Hanna agreed to waive the payment of all salary and expense allowance from November, 1996 through April, 1997.
(2) Represents $1,000 per month paid to each of Messrs. Frost and Hanna as a non-accountable expense allowance.

EMPLOYMENT AND RELATED AGREEMENTS

     The Company entered into employment agreements with Messrs. Frost and Hanna pursuant to which each receive $10,000 monthly for salary and $1,000 monthly for a nonaccountable expense allowance. Further, all officers and directors of the Company receive accountable reimbursement of any reasonable business expenses incurred in connection with activities on behalf of the Company. The "Escrow Fund," which is comprised of 80% of the net proceeds (including any interest earned thereon) from the Company's initial public offering (the "Offering"), may not be used to pay salaries or benefits to Messrs. Frost or Hanna or to reimburse the Company's officers and directors for expenses incurred by such persons on behalf of the Company. No funds will be disbursed from the Escrow Fund for reimbursement of expenses. Other than the foregoing, there is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, all of the members of which, with the exception of Messrs. Fernandez, Escobio and Freeman are officers. In the event the Company requires in excess of 20% of the net proceeds from the Offering for operations, Messrs. Frost and Hanna have undertaken to waive their salaries until the consummation of a Business Combination. None of the Company's executive officers or directors or their respective affiliates will receive any consulting or finder's fee in connection with a Business Combination. Further, other than pursuant to the above employment agreements, no such person will receive any other payments or assets, tangible or intangible, unless received by all other shareholders on a proportionate basis.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Directors, executive officers and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, the Company believes that, during 1998, the Company's directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them except that Mr. Escobio inadvertently failed to file a Form 3 within ten (10) days after his appointment to the Board of Directors.

                               VOTING TABULATION

VOTE REQUIRED

     A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Under the Florida Business Corporation Act, the election of the Company's directors requires a plurality of the votes represented in person or by proxy at the meeting. All other proposals described in the accompanying Notice to Shareholders require the affirmative vote of the majority of shares present in person or by proxy. Shareholders' votes will be tabulated by the person(s) appointed by the Chairman of the Annual Meeting to act as inspector(s) of the election at the meeting.

EFFECT OF AN ABSTENTION

     A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. However, an abstention with respect to the election of the Company's directors will not be counted either in favor of, or in opposition to, the election of the nominees. In the case of other proposals submitted for shareholder approval, an abstention will effectively count as a vote cast against such proposals.

                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the meeting, except as disclosed in the Notice of the Annual Meeting. However, as to any other business which may properly come before the meeting, the proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                              INDEPENDENT AUDITORS

     The Board of Directors has reappointed the firm of Arthur Andersen & Co., independent certified public accountants, to be the Company's auditors for the fiscal year ending December 31, 1998. Arthur Andersen & Co. also served as the Company's independent certified public accountants for the fiscal year ended December 31, 1997. Representatives of Arthur Andersen & Co. are expected to be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's 1997 Annual Report on Form 10-KSB, including audited financial statements, is being sent to all shareholders of the Company along with this Proxy Statement.

                            SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Company's Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company none of whom will receive any additional compensation for their services. Such solicitations may be made in person, or by mail, facsimile, telephone, telegraph or messenger. All of the costs of solicitation of proxies will be paid by the Company.

                SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     The Company provides all shareholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Shareholders, to be held on or about January 3, 2000. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's proxy statement for the next Annual Meeting of Shareholders, any such proposal should be submitted to the Company no later than September 19, 1999, to the attention of its Chairman of the Board, at its principal place of business in Boca Raton, Florida. Shareholders may also, under procedures established by the Company's Bylaws, submit the names of individuals that they wish to be considered by the Board of Directors as nominees for directors. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and the proxy relating to the 1999 Annual Meeting of shareholders any shareholder proposal that does not meet all of the requirements for such inclusion in effect at that time.

                                          By Order of the Board of Directors,

                                          /s/ Donald H. Baxter
                                          Donald H. Baxter
                                          Secretary

February 5, 1999

                                                                      Appendix A


                                     PROXY

                        FROST HANNA CAPITAL GROUP, INC.

              ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 19, 1999

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Frost Hanna Capital Group, Inc. (the "Company") hereby appoints Richard B. Frost and Mark J. Hanna, and each of them, the undersigned's proxies, with full power of substitution, to vote all shares of Common Stock, par value $.0001 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on February 19, 1999 at 10:00 a.m. local time, at Westin Hotel, Cypress Creek, 400 Corporate Drive, Fort Lauderdale, Florida 33334 and at any adjournments or postponements thereof, to the same extent and with the same power as if the undersigned was personally present at said meeting or such adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

    WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN ITEM NO. 1.

    If there are amendments or variations to the matters proposed at the meeting or at any adjournments or postponements thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

           (Continued, and to be signed and dated on the other side.)

1. Election of six directors to serve until the next Annual Meeting of Shareholders.
     [ ] FOR each nominee listed (except as marked to the contrary)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed
     Richard B. Frost, Mark J. Hanna, Marshal E. Rosenberg, Ph.D., Donald H.
     Baxter, Robert J. Escobio, Jr., Alan Freeman

     --------------------------------------------------------------------------
     (INSTRUCTION:  To withhold authority to vote for any nominee, write that nominee's name in the space provided above.)

    The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement for the February 19, 1999 meeting.

                                         Dated: February __ , 1999

                                         ---------------------------------------
                                         Signature of Stockholder(s)

                                         ---------------------------------------
                                         Print Name(s) Here

                                         (Please sign exactly as name or names
                                         appear hereon. Full title of one
                                         signing in representative capacity
                                         should be clearly designated after
                                         signature. Names of all joint holders
                                         should be written even if signed by
                                         only one.)

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED